HEI Exhibit 99

February 15, 2013

Contact:	Shelee M.T. Kimura
	Manager, Investor Relations &	Telephone: (808) 543-7384
	Strategic Planning	E-mail: skimura@hei.com

HAWAIIAN ELECTRIC INDUSTRIES REPORTS 2012 YEAR-END & FOURTH QUARTER EARNINGS; WEBCAST TO INCLUDE EPS GUIDANCE

2012 Net Income of $139 Million Flat Compared to 2011

Hawaiian Electric Company Invests Over $300 Million in Local Infrastructure

American Savings Bank Extends Over $1.7 Billion in Loans and Refinancings

HONOLULU – Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported year-end GAAP earnings of $138.7 million, flat with $138.2 million in 2011.  Diluted earnings per share (EPS) were $1.42 for 2012, slightly down compared to $1.44 for 2011.  For the fourth quarter of 2012, reported earnings were $13.8 million or $0.14 EPS, compared to $34.2 million or $0.36 EPS for the same quarter last year.  2012 and fourth quarter earnings include a $24 million after-tax write-down related to the settlement agreement between Hawaiian Electric Company1 and the Hawaii Consumer Advocate, which is subject to approval by the Hawaii Public Utilities Commission.

“HEI’s 2012 earnings reflect Hawaiian Electric Company’s agreement with the Consumer Advocate which included a significant write-off of invested capital.  If approved, the agreement will resolve many pending issues, allowing our utilities to continue their focus on reducing Hawaii’s dependence on expensive oil,” said Constance H. Lau, HEI president and chief executive officer.

“American Savings Bank (American) continued to deliver stable and predictable results, contributing roughly 40% to consolidated HEI earnings in 2012.  Steady loan growth was supported by more than $1.7 billion in new credit and refinancings provided to customers.  Strong capital ratios enabled American to pay 2012 dividends to HEI totaling $45 million, an important source of funding as HEI continues to invest in its Hawaii based businesses,” added Lau.

“In 2012, Hawaiian Electric Company invested in local infrastructure totaling over $300 million, more than three times its earnings.  These investments are critical to modernize the electric grid to operate more reliably while integrating more clean energy for our customers and our state.

1  “Hawaiian Electric Company” or “utility”, unless otherwise defined, refers to the three utilities, Hawaiian Electric Company, Inc. on Oahu, Maui Electric Company, Limited, and Hawaii Electric Light Company, Inc.

Hawaiian Electric Industries, Inc. News Release

February 15, 2013

In 2012, we achieved 13% of sales from renewable energy and are on track to exceed the 15% renewable portfolio standard by 2015,” said Lau.

Excluding the write-down of regulatory assets, core earnings2 for 2012 were $163.1 million or $1.68 EPS, compared to $143.9 million or $1.50 EPS in 2011.  For the fourth quarter, core earnings were $38.3 million or $0.39 EPS compared to $39.9 million or $0.42 EPS for the same quarter last year.

UTILITY EARNINGS REFLECT CLEAN ENERGY AND RELIABILITY INVESTMENTS

Full Year Results:

Reported earnings from the utility of $99.3 million in 2012 were essentially flat with $100.0 million in 2011.  Core earnings were $123.7 million in 2012 compared to $105.7 million in 2011.  The main driver of the $18 million core earnings improvement from the prior year was a full year recovery of costs in 2012 for reliability and clean energy investments on Oahu compared to a partial year recovery of costs in 2011.

Operations and maintenance (O&M) expenses3 (pretax) were $15 million or approximately 4% higher compared to the prior year.  The increases were primarily due to higher customer service expenses, reserves for environmental costs and higher power plant overhaul costs.

Fourth Quarter Results:

Reported earnings from the utility for the fourth quarter of 2012 were $4.2 million compared to $25.8 million in 2011.  Core earnings were $28.7 million in the fourth quarter of 2012 compared to $31.5 million in the fourth quarter of 2011.  The $3 million core earnings decline from the prior year quarter was primarily due to higher O&M expenses, largely offset by the recovery of costs for clean energy and reliability investments, primarily related to our Oahu and Maui utilities.

O&M expenses3 (pretax) were $14 million or 15% higher as expected in the fourth quarter of 2012 compared to the fourth quarter of 2011 largely due to higher customer service expenses and the timing of 2011 expenses weighted more to the first three quarters of the year.

2 Non-GAAP measure which excludes the fourth quarter after-tax partial write-off of certain utility regulatory assets of $24.4 million in 2012 and $5.7 million in 2011.  See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and attached tables for GAAP to Non-GAAP reconciliations.

3 Excludes demand side management (DSM) program costs.  DSM program costs were $6 million and $4 million for the full year in 2012 and 2011, respectively, and $2 million and $1 million in the fourth quarter of 2012 and 2011, respectively.  DSM program costs are recovered through a surcharge.

Hawaiian Electric Industries, Inc. News Release

February 15, 2013

AMERICAN SAVINGS BANK:   SOLID PERFORMANCE AND LOAN GROWTH

Full Year Results:

American’s net income for 2012 was $58.6 million compared to $59.8 million in 2011 reflecting the challenging low interest rate environment. The primary drivers impacting net income for the year were (on an after-tax basis):  $4 million lower net interest income and $5 million higher noninterest expense largely offset by $6 million higher gains on sales of new residential mortgages and $1 million lower provision for loan losses.

Overall, American’s return on average equity for the full year remained solid at 11.7% in 2012 compared to 12.0% in 2011 and the return on average assets was 1.18% in 2012 compared to 1.23% in 2011.

Fourth Quarter Results:

Fourth quarter 2012 net income of $14.4 million was essentially flat with the linked quarter of $14.2 million as higher noninterest income, driven mainly by higher gains on sales of newly originated residential mortgages, was offset by higher noninterest expense and lower net interest income.

Compared to the same quarter of 2011, net income declined by $1.0 million primarily driven by (on an after-tax basis): $2 million lower net interest income and $3 million higher noninterest expense which were largely offset by $4 million higher noninterest income primarily due to higher gains on sale of new residential mortgages and higher fee income.

American’s fourth quarter 2012 return on average equity was 11.3%, up slightly from 11.2% in the linked quarter but down from 12.2% in the same quarter last year.  Return on average assets was 1.15% for the fourth quarter of 2012, unchanged from the linked quarter and down from 1.26% in the same quarter last year.

Also refer to the American news release issued on January 30, 2013.

Hawaiian Electric Industries, Inc. News Release

February 15, 2013

HOLDING AND OTHER COMPANIES

The holding and other companies’ net losses were $19.3 million in 2012 compared to $21.6 million in 2011.  The lower net loss in 2012 was primarily driven by lower interest expense.  Fourth quarter net losses were $4.8 million in 2012 compared to $6.9 million in the fourth quarter 2011 primarily due to HEI funding the HEI Charitable Foundation in the fourth quarter of 2011.

WEBCAST AND CONFERENCE CALL

HEI TO ANNOUNCE 2013 EPS GUIDANCE IN EARNINGS CONFERENCE CALL

Hawaiian Electric Industries, Inc. will conduct a webcast and conference call to review its 2012 earnings on Friday, February 15, 2013, at 12:00 noon Hawaii time (5:00 p.m. Eastern time).  HEI will announce 2013 EPS guidance during the scheduled webcast and conference call.

The event can be accessed through HEI’s website at www.hei.com or by dialing (866) 202-3048 and entering passcode:  97355196 for the teleconference call.  The presentation for the webcast will be on HEI’s website under the headings “Investor Relations,” “News & Events” and “Presentations & Webcasts.”  HEI and Hawaiian Electric Company, Inc. (HECO) intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information.  Such disclosures will be included on HEI’s website in the Investor Relations section.  Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and American’s press releases, HEI’s and HECO’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts.  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and HECO’s SEC filings unless, and except to the extent, specifically incorporated by reference.  Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC.  No information on the PUC website is incorporated by reference in this document or in HEI’s and HECO’s SEC filings.

An online replay of the webcast will be available at the same website beginning about two hours after the event and will remain on HEI’s website for 12 months.  Replays of the conference call will also be available approximately two hours after the event through March 1, 2013, by dialing (888) 286-8010, passcode: 47992097.

HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, HECO, Hawaii Electric Light Company, Inc. and Maui Electric

Hawaiian Electric Industries, Inc. News Release

February 15, 2013

Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American, one of Hawaii’s largest financial institutions.

EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI and HECO management use certain non-GAAP measures such as core earnings and adjusted return on average common equity (ROE) to evaluate the performance of the utility.  Management believes these non-GAAP measures provide useful information and are a better indicator of the utility’s core operating activities.  Core earnings as presented here may not be comparable to similarly titled measures used by other companies.  The tables at the end of this news release provide a reconciliation of reported GAAP earnings to non-GAAP core earnings for both the utility and HEI consolidated and the corresponding adjustments to common equity for purposes of calculating adjusted ROE.

The reconciling adjustments from GAAP earnings to core earnings are the recorded after-tax charges of $24.4 million and $5.7 million in the fourth quarter of 2012 and 2011, respectively, related to settlement charges for the partial write-off of utility regulatory assets in 2012 and 2011.  The 2012 charges are not yet approved by the PUC.  For more information on the settlement charge recorded in 2012, see the Form 8-K filed on January 29, 2013.  Management does not consider these items to be representative of the company’s fundamental core earnings.

FORWARD-LOOKING STATEMENTS

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions.  In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things.  These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31,

Hawaiian Electric Industries, Inc. News Release

February 15, 2013

2011, Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements.  These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made.  Except to the extent required by the federal securities laws, HEI, HECO, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended		Years ended
	December 31,		December 31,
(in thousands, except per share amounts)	2012	2011	2012	2011
Revenues
Electric utility	$769,182	$784,363	$3,109,439	$2,978,690
Bank	68,970	66,676	265,539	264,407
Other	(5)	(11)	17	(762)
Total revenues	838,147	851,028	3,374,995	3,242,335
Expenses
Electric utility	749,739	731,911	2,896,427	2,763,556
Bank	46,945	43,818	177,106	172,806
Other	4,191	7,129	17,266	16,277
Total expenses	800,875	782,858	3,090,799	2,952,639
Operating income (loss)
Electric utility	19,443	52,452	213,012	215,134
Bank	22,025	22,858	88,433	91,601
Other	(4,196)	(7,140)	(17,249)	(17,039)
Total operating income	37,272	68,170	284,196	289,696
Interest expense–other than on deposit liabilities and other bank borrowings	(19,393)	(17,840)	(78,151)	(82,106)
Allowance for borrowed funds used during construction	1,904	767	4,355	2,498
Allowance for equity funds used during construction	1,459	1,833	7,007	5,964
Income before income taxes	21,242	52,930	217,407	216,052
Income taxes	6,933	18,232	76,859	75,932
Net income	14,309	34,698	140,548	140,120
Preferred stock dividends of subsidiaries	473	473	1,890	1,890
Net income for common stock	$13,836	$34,225	$138,658	$138,230
Basic earnings per common share	$0.14	$0.36	$1.43	$1.45
Diluted earnings per common share	$0.14	$0.36	$1.42	$1.44
Dividends per common share	$0.31	$0.31	$1.24	$1.24
Weighted-average number of common shares outstanding	97,602	95,939	96,908	95,510
Adjusted weighted-average shares	97,970	96,199	97,338	95,820

Net income (loss) for common stock by segment
Electric utility	$4,225	$25,814	$99,276	$99,986
Bank	14,363	15,340	58,637	59,843
Other	(4,752)	(6,929)	(19,255)	(21,599)
Net income for common stock	$13,836	$34,225	$138,658	$138,230
Comprehensive income attributable to common shareholders	$3,103	$21,750	$131,372	$131,565
Return on average common equity			8.9%	9.2%

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited)

December 31	2012	2011
(dollars in thousands)

Assets
Cash and cash equivalents	$219,662	$270,265
Accounts receivable and unbilled revenues, net	362,823	344,322
Available-for-sale investment and mortgage-related securities	671,358	624,331
Investment in stock of Federal Home Loan Bank of Seattle	96,022	97,764
Loans receivable held for investment, net	3,737,233	3,642,818
Loans held for sale, at lower of cost or fair value	26,005	9,601
Property, plant and equipment, net of accumulated depreciation of $2,125,286 in 2012 and $2,049,821 in 2011	3,594,829	3,334,501
Regulatory assets	864,596	669,389
Other	494,414	519,296
Goodwill	82,190	82,190
Total assets	$10,149,132	$9,594,477
Liabilities and shareholders’ equity
Liabilities
Accounts payable	$212,379	$216,176
Interest and dividends payable	26,258	25,041
Deposit liabilities	4,229,916	4,070,032
Short-term borrowings—other than bank	83,693	68,821
Other bank borrowings	195,926	233,229
Long-term debt, net—other than bank	1,422,872	1,340,070
Deferred income taxes	439,329	354,051
Regulatory liabilities	322,074	315,466
Contributions in aid of construction	405,520	356,203
Retirement benefits liability	656,394	530,407
Other	526,613	521,982
Total liabilities	8,520,974	8,031,478

Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293

Shareholders’ equity
Preferred stock, no par value, authorized 10,000,000 shares; issued: none	-	-
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding: 97,928,403 shares in 2012 and 96,038,328 shares in 2011	1,403,484	1,349,446
Retained earnings	216,804	198,397
Accumulated other comprehensive loss, net of tax benefits	(26,423)	(19,137)
Total shareholders’ equity	1,593,865	1,528,706
Total liabilities and shareholders’ equity	$10,149,132	$9,594,477

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Years ended December 31	2012	2011
(in thousands)
Cash flows from operating activities
Net income	$140,548	$140,120
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	150,389	148,152
Other amortization	7,958	19,318
Provision for loan losses	12,883	15,009
Impairment of utility assets	40,000	9,215
Loans receivable originated and purchased, held for sale	(519,622)	(267,656)
Proceeds from sale of loans receivable, held for sale	513,000	273,932
Change in deferred income taxes	90,848	79,444
Change in excess tax benefits from share-based payment arrangements	(61)	35
Allowance for equity funds used during construction	(7,007)	(5,964)
Change in cash overdraft	-	(2,688)
Changes in assets and liabilities
Increase in accounts receivable and unbilled revenues, net	(18,501)	(77,326)
Decrease (increase) in fuel oil stock	10,129	(18,843)
Increase in regulatory assets	(72,401)	(40,132)
Decrease in accounts, interest and dividends payable	(39,738)	(34,480)
Change in prepaid and accrued income taxes and utility revenue taxes	21,079	73,153
Contributions to defined benefit pension and other postretirement benefit plans	(77,703)	(74,961)
Change in other assets and liabilities	(17,259)	14,038
Net cash provided by operating activities	234,542	250,366
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(243,633)	(361,876)
Principal repayments on available-for-sale investment and mortgage-related securities	191,253	389,906
Proceeds from sale of available-for-sale investment and mortgage-related securities	3,548	32,799
Net increase in loans held for investment	(112,730)	(181,080)
Proceeds from sale of real estate acquired in settlement of loans	11,336	8,020
Capital expenditures	(325,480)	(235,116)
Contributions in aid of construction	45,982	23,534
Other	2,677	(2,974)
Net cash used in investing activities	(427,047)	(326,787)
Cash flows from financing activities
Net increase in deposit liabilities	159,884	94,660
Net increase in short-term borrowings with original maturities of three months or less	14,872	43,898
Net increase (decrease) in retail repurchase agreements	(37,291)	10,910
Proceeds from other bank borrowings	5,000	-
Repayments of other bank borrowings	(5,000)	(15,000)
Proceeds from issuance of long-term debt	457,000	125,000
Repayment of long-term debt	(375,500)	(150,000)
Change in excess tax benefits from share-based payment arrangements	61	(35)
Net proceeds from issuance of common stock	23,613	15,979
Common stock dividends	(96,202)	(106,812)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)
Other	(2,645)	(675)
Net cash provided by financing activities	141,902	16,035
Net decrease in cash and cash equivalents	(50,603)	(60,386)
Cash and cash equivalents, January 1	270,265	330,651
Cash and cash equivalents, December 31	$219,662	$270,265

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)	Three months ended		Years ended
	December 31,		December 31,
(dollars in thousands, except per barrel amounts)	2012	2011	2012	2011

Operating revenues	$767,172	$782,904	$3,101,998	$2,973,764
Operating expenses
Fuel oil	311,343	339,650	1,297,419	1,265,126
Purchased power	184,400	181,473	724,240	689,652
Other operation	75,311	62,731	272,117	257,065
Maintenance	30,671	28,411	122,312	121,219
Depreciation	35,942	35,302	144,498	142,975
Taxes, other than income taxes	70,692	74,002	292,841	276,504
Income taxes	18,303	19,358	76,594	65,988
Total operating expenses	726,662	740,927	2,930,021	2,818,529
Operating income	40,510	41,977	171,977	155,235
Other income (deductions)
Allowance for equity funds used during construction	1,459	1,833	7,007	5,964
Impairment of assets	(40,000)	(9,215)	(40,000)	(9,215)
Other, net	630	332	4,441	3,126
Income tax benefits	15,684	4,220	15,546	4,404
Total other income (deductions)	(22,227)	(2,830)	(13,006)	4,279
Interest and other charges
Interest on long-term debt	14,614	14,383	59,014	57,532
Amortization of net bond premium and expense	629	765	2,905	3,081
Other interest charges (credits)	220	(1,547)	136	(582)
Allowance for borrowed funds used during construction	(1,904)	(767)	(4,355)	(2,498)
Total interest and other charges	13,559	12,834	57,700	57,533
Net income	4,724	26,313	101,271	101,981
Preferred stock dividends of subsidiaries	229	229	915	915
Net income attributable to HECO	4,495	26,084	100,356	101,066
Preferred stock dividends of HECO	270	270	1,080	1,080
Net income for common stock	$4,225	$25,814	$99,276	$99,986
Comprehensive income attributable to common shareholder	$3,058	$24,877	$98,338	$99,245
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
HECO	1,771	1,799	6,976	7,242
HELCO	275	276	1,085	1,104
MECO	290	293	1,145	1,181
	2,336	2,368	9,206	9,527
Wet-bulb temperature (Oahu average; degrees Fahrenheit)	69.4	70.0	68.9	70.0
Cooling degree days (Oahu)	1,102	1,273	4,532	4,954
Average fuel oil cost per barrel	$133.37	$134.28	$138.09	$123.63
Return on average common equity (%) (simple average)
HECO			7.57	6.43
HELCO			5.90	9.68
MECO			5.44	7.73
HECO Consolidated			6.91	7.31

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited)

December 31	2012	2011
(dollars in thousands, except par value)
Assets
Utility plant, at cost
Land	$51,568	$51,514
Plant and equipment	5,364,400	5,052,027
Less accumulated depreciation	(2,040,789)	(1,966,894)
Construction in progress	151,378	138,838
Net utility plant	3,526,557	3,275,485
Current assets
Cash and cash equivalents	17,159	48,806
Customer accounts receivable, net	210,779	183,328
Accrued unbilled revenues, net	134,298	137,826
Other accounts receivable, net	28,176	8,623
Fuel oil stock, at average cost	161,419	171,548
Materials and supplies, at average cost	51,085	43,188
Prepayments and other	32,865	36,667
Regulatory assets	51,267	20,283
Total current assets	687,048	650,269
Other long-term assets
Regulatory assets	813,329	649,106
Unamortized debt expense	10,554	12,786
Other	71,305	86,361
Total other long-term assets	895,188	748,253
Total assets	$5,108,793	$4,674,007
Capitalization and liabilities
Capitalization
Common stock, $6 2/3 par value, authorized 50,000,000 shares; outstanding 14,665,264 in 2012 and 14,233,723 shares in 2011	$97,788	$94,911
Premium on capital stock	468,045	426,921
Retained earnings	907,273	881,041
Accumulated other comprehensive loss, net of tax benefits	(970)	(32)
Common stock equity	1,472,136	1,402,841
Cumulative preferred stock – not subject to mandatory redemption	34,293	34,293
Long-term debt, net	1,147,872	1,000,570
Total capitalization	2,654,301	2,437,704
Current liabilities
Current portion of long-term debt	-	57,500
Accounts payable	186,824	188,580
Interest and preferred dividends payable	21,092	19,483
Taxes accrued	251,066	230,076
Other	62,879	69,353
Total current liabilities	521,861	564,992
Deferred credits and other liabilities
Deferred income taxes	417,611	337,863
Regulatory liabilities	322,074	315,466
Unamortized tax credits	66,584	60,614
Retirement benefits liability	620,205	494,753
Other	100,637	106,412
Total deferred credits and other liabilities	1,527,111	1,315,108
Contributions in aid of construction	405,520	356,203
Total capitalization and liabilities	$5,108,793	$4,674,007

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Years ended December 31	2012	2011
(in thousands)
Cash flows from operating activities
Net income	$101,271	$101,981
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	144,498	142,975
Other amortization	6,998	17,378
Impairment of assets	40,000	9,215
Change in deferred income taxes	86,878	69,091
Change in tax credits, net	6,075	2,087
Allowance for equity funds used during construction	(7,007)	(5,964)
Change in cash overdraft	-	(2,688)
Changes in assets and liabilities
Increase in accounts receivable	(47,004)	(44,404)
Decrease (increase) in accrued unbilled revenues	3,528	(33,442)
Decrease (increase) in fuel oil stock	10,129	(18,843)
Increase in materials and supplies	(7,897)	(6,471)
Increase in regulatory assets	(72,401)	(40,132)
Decrease in accounts payable	(38,913)	(35,815)
Change in prepaid and accrued income taxes and utility revenue taxes	25,239	69,736
Contributions to defined benefit pension and other postretirement benefit plans	(63,075)	(73,176)
Change in other assets and liabilities	(11,088)	9,866
Net cash provided by operating activities	177,231	161,394
Cash flows from investing activities
Capital expenditures	(310,091)	(226,022)
Contributions in aid of construction	45,982	23,534
Other	-	77
Net cash used in investing activities	(264,109)	(202,411)
Cash flows from financing activities
Common stock dividends	(73,044)	(70,558)
Preferred stock dividends of HECO and subsidiaries	(1,995)	(1,995)
Proceeds from issuance of common stock	44,000	40,000
Proceeds from issuance of long-term debt	457,000	-
Repayment of long-term debt	(368,500)	-
Other	(2,230)	(560)
Net cash provided by (used in) financing activities	55,231	(33,113)
Net decrease in cash and cash equivalents	(31,647)	(74,130)
Cash and cash equivalents, January 1	48,806	122,936
Cash and cash equivalents, December 31	$17,159	$48,806

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

American Savings Bank, F.S.B.

STATEMENTS OF INCOME DATA

(Unaudited)	Three months ended			Years ended
	December 31,	September 30,	December 31,	December 31,
(in thousands)	2012	2012	2011	2012	2011
Interest income
Interest and fees on loans	$42,816	$43,880	$46,500	$176,057	$184,485
Interest on investment and mortgage-related securities	3,288	3,432	3,352	13,822	14,568
Total interest income	46,104	47,312	49,852	189,879	199,053
Interest expense
Interest on deposit liabilities	1,408	1,540	1,837	6,423	8,983
Interest on other borrowings	1,193	1,201	1,362	4,869	5,486
Total interest expense	2,601	2,741	3,199	11,292	14,469
Net interest income	43,503	44,571	46,653	178,587	184,584
Provision for loan losses	3,379	3,580	4,082	12,883	15,009
Net interest income after provision for loan losses	40,124	40,991	42,571	165,704	169,575
Noninterest income
Fees from other financial services	8,887	7,674	7,476	31,361	28,881
Fee income on deposit liabilities	4,648	4,527	4,486	17,775	18,026
Fee income on other financial products	1,836	1,660	1,364	6,577	6,704
Gain on sale of loans	6,331	4,077	2,760	14,628	5,028
Other income	1,164	1,346	738	5,319	6,715
Total noninterest income	22,866	19,284	16,824	75,660	65,354
Noninterest expense
Compensation and employee benefits	19,953	18,684	17,820	75,979	71,137
Occupancy	4,313	4,400	4,313	17,179	17,154
Data processing	2,854	2,644	1,676	10,098	8,155
Services	2,800	3,062	1,990	9,866	7,396
Equipment	1,806	1,762	1,762	7,105	6,903
Other expense	9,207	8,096	8,997	32,116	32,648
Total noninterest expense	40,933	38,648	36,558	152,343	143,393
Income before income taxes	22,057	21,627	22,837	89,021	91,536
Income taxes	7,694	7,419	7,497	30,384	31,693
Net income	$14,363	$14,208	$15,340	$58,637	$59,843
Comprehensive income	$5,740	$15,517	$7,400	$52,612	$56,760

OTHER BANK INFORMATION (annualized %, except as of period end)
Return on average assets	1.15	1.15	1.26	1.18	1.23
Return on average equity	11.29	11.24	12.24	11.68	11.99
Return on average tangible common equity	13.47	13.41	14.65	13.97	14.35
Net interest margin	3.81	3.92	4.16	3.93	4.12
Net charge-offs to average loans outstanding	0.13	0.35	0.48	0.24	0.49
Efficiency ratio	61	60	57	59	57
As of period end
Nonperforming assets to loans outstanding and real estate owned **	1.87	1.73	2.01
Allowance for loan losses to loans outstanding	1.11	1.06	1.03
Leverage ratio *	9.1	9.3	9.0
Total risk-based capital ratio *	12.8	12.9	12.9
Tangible common equity to total assets	8.39	8.72	8.42
Dividend paid to HEI (via ASHI) ($ in millions) **	15	10	20	45	63
* Regulatory basis
** Fourth quarter 2011 includes noncash dividends of $5 million.

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

American Savings Bank, F.S.B.

BALANCE SHEETS DATA

(Unaudited)

December 31	2012	2011
(in thousands)
Assets
Cash and cash equivalents	$184,430	$219,678
Available-for-sale investment and mortgage-related securities	671,358	624,331
Investment in stock of Federal Home Loan Bank of Seattle	96,022	97,764
Loans receivable held for investment	3,779,218	3,680,724
Allowance for loan losses	(41,985)	(37,906)
Loans receivable held for investment, net	3,737,233	3,642,818
Loans held for sale, at lower of cost or fair value	26,005	9,601
Other	244,435	233,592
Goodwill	82,190	82,190
Total assets	$5,041,673	$4,909,974

Liabilities and shareholder’s equity
Deposit liabilities–noninterest-bearing	$1,164,308	$993,828
Deposit liabilities–interest-bearing	3,065,608	3,076,204
Other borrowings	195,926	233,229
Other	117,752	118,078
Total liabilities	4,543,594	4,421,339

Common stock	333,712	331,880
Retained earnings	179,763	166,126
Accumulated other comprehensive loss, net of tax benefits	(15,396)	(9,371)
Total shareholder’s equity	498,079	488,635
Total liabilities and shareholder’s equity	$5,041,673	$4,909,974

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2012 (when filed) and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

RECONCILIATION OF GAAP1 TO NON-GAAP MEASURES

(Unaudited)

	Net Income				Diluted Earnings Per Share (EPS)				Shareholders’ Equity
	Three months ended		Years ended		Three months ended		Years ended		Years ended
	December 31,		December 31,		December 31,		December 31,		December 31,
(in millions, except EPS amounts)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

GAAP (As Reported)	$13.8	$34.2	$138.7	$138.2	$0.14	$0.36	$1.42	$1.44	$1,593.9	$1,528.7

Excluding Special Items:
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility regulated assets	24.4	-	24.4	-	0.25	-	0.25	-	24.4	-

Settlement agreement for the partial writedown of the East Oahu Transmission Project (EOTP) Phase I costs	-	5.7	-	5.7	-	0.06	-	0.06	-	5.7

Non-GAAP (Core)	$38.3	$39.9	$163.1	$143.9	$0.39	$0.42	$1.68	$1.50	$1,618.3	$1,534.4

Note:  Columns may not foot due to rounding

	Years ended
	December 31,
	2012	2011
Other Measures:
Average Shareholders’ Equity (Simple Average):
Based on GAAP	$1,561.3	$1,504.6
Non-GAAP (Core)	$1,576.4	$1,507.4

Return on Average Common Equity (ROE) (Simple Average):
Based on GAAP	8.9%	9.2%
Non-GAAP (Core)	10.3%	9.5%

1  Generally Accepted Accounting Principles

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(Unaudited)

	Net Income				Common Stock Equity
	Three months ended		Years ended		Years ended
	December 31,		December 31,		December 31,
(in millions)	2012	2011	2012	2011	2012	2011

GAAP (As Reported)	$4.2	$25.8	$99.3	$100.0	$1,472.1	$1,402.8

Excluding Special Items:
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility regulated assets	24.4	-	24.4	-	24.4	-

Settlement agreement for the partial writedown of the EOTP Phase I costs	-	5.7	-	5.7	-	5.7

Non-GAAP (Core)	$28.7	$31.5	$123.7	$105.7	$1,496.6	$1,408.5

Note:  Columns may not foot due to rounding

	Years ended December 31,
	2012	2011
Other Measures:
Average Common Equity (Simple Average)
Based on GAAP	$1,437.5	$1,368.5
Non-GAAP (Core)	$1,452.6	$1,371.4

Return on Average Common Equity (ROE) (Simple Average):
Based on GAAP	6.9%	7.3%
Non-GAAP (Core)	8.5%	7.7%

	Hawaiian Electric Company, Inc. (HECO, Oahu)				Hawaii Electric Light Company, Inc. (HELCO)				Maui Electric Company, Limited (MECO)
	Net Income		Common Stock Equity		Net Income		Common Stock Equity		Net Income		Common Stock Equity
	Years ended		Years ended		Years ended		Years ended		Years ended		Years ended
	December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
(in millions)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

GAAP (As Reported)	$70.4	$55.4	$974.2	$886.7	$16.2	$26.7	$268.9	$280.5	$12.6	$18.0	$228.9	$235.6

Excluding Special Items:
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility regulated assets	17.7	-	17.7	-	3.4	-	3.4	-	3.4	-	3.4	-

Settlement agreement for the partial writedown of the EOTP Phase I costs	-	5.7	-	5.7	-	-	-	-	-	-	-	-

Non-GAAP (Core)	$88.2	$61.1	$991.9	$892.4	$19.6	$26.7	$272.3	$280.5	$16.0	$18.0	$232.3	$235.6

Note:  Columns may not foot due to rounding

	Years ended December 31,		Years ended December 31,		Years ended December 31,
	2012	2011	2012	2011	2012	2011
Other Measures:
Average Common Equity (Simple Average)
Based on GAAP	$930.4	$860.6	$274.7	$275.2	$232.2	$232.6
Non-GAAP (Core)	$942.2	$863.4	$276.4	$275.2	$233.9	$232.6

Return on Average Common Equity (ROE) (Simple Average):
Based on GAAP	7.6%	6.4%	5.9%	9.7%	5.4%	7.7%
Non-GAAP (Core)	9.4%	7.1%	7.1%	9.7%	6.8%	7.7%